SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

Partners Financial Corporation

(Exact name of registrant as specified in its charter)

Florida	333-120068	20-1566911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4085 Tamiami Trail North, Suite B204, Naples, Florida 34103

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (239) 434-2069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01 Other Events

On May 25, 2006, Partners Financial Corporation issued a letter to shareholders.

Item 9.01 Financial Statements and Exhibits

c) Exhibits

A copy of this letter is furnished as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS FINANCIAL CORPORATION
(Registrant)

/S/ Charles T. DeBilio
Charles T. DeBilio
Senior Vice President and Chief Financial Officer

Date: May 25, 2006